UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 21, 2005

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

             Nevada                    000-50028                46-0484987
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)

                              WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

             Nevada                    333-98369                88-0494878
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                     89109
(Address of principal executive offices of each registrant)       (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On June 21, 2005, Wynn Las Vegas, LLC ("Wynn Las Vegas") received the requisite consents from its lenders to amend its credit agreement, dated December 14, 2004 (the "Credit Agreement"), and its master disbursement agreement, dated December 14, 2004 (the "Disbursement Agreement"). The press release of Wynn Resorts, Limited, dated June 21, 2005, is filed herewith as Exhibit 99.1 and incorporated herein by reference. The proposed amendment to the Credit Agreement would extend the deadline for approval of the Encore at Wynn Las Vegas project ("Encore") from June 30, 2005 to December 31, 2005 (subject to further extension to March 31, 2006 if approved by a Majority of the Arrangers (as defined in the Credit Agreement) or the Required Lenders (as defined in the Credit Agreement)). The proposed amendments to the Disbursement Agreement would effect a similar extension of the deadline for approval of Encore, and would make explicit the ability of the Required Lenders to extend the outside dates for opening and completion of Encore.

Item 9.01.        Financial Statements and Exhibits.

            (c)   Exhibits:

                  Exhibit
                  Number   Description
                  ------   -----------

                   99.1 Press release, dated June 21, 2005, of Wynn Resorts, Limited.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 21, 2005

                                            Wynn Resorts, Limited


                                            By: /s/ John Strzemp
                                                ------------------------------
                                                John Strzemp
                                                Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 21, 2005

                                            WYNN LAS VEGAS, LLC

                                            By: Wynn Resorts Holdings, LLC, its
                                                  sole member

                                            By: Wynn Resorts, Limited, its sole
                                                  member

                                            By: /s/ John Strzemp
                                                ------------------------------
                                                John Strzemp
                                                Chief Financial Officer